INCOME TAXES - Schedule of reconciliation of income taxes calculated at the statutory rate to the actual income tax position (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of income taxes calculated at the statutory rate to the actual income tax provision
Income tax expense (recovery) at Canadian statutory income tax rates of 26.99% (2019 -26.99%)	$ (22,148)	$ (17,755)
Increase (decrease) in income taxes for:
Permanent and other differences	1,353	2,007
Investment tax credits	(2,396)	(3,494)
Foreign exchange and tax rates differential	(7,434)	976
Change in valuation allowance	20,221	34,230
Stock-based compensation expense	894	1,263
Change in estimate	(2,399)	(8,349)
Total	$ (11,909)	$ 8,878